Exhibit 99.1

Popular Announces $125 Million Common Stock Repurchase Plan

SAN JUAN, Puerto Rico – (BUSINESS WIRE) – Popular, Inc. (the “Company”) (NASDAQ: BPOP) announced today a common stock repurchase of up to $125 million authorized by the Company’s Board of Directors. Common stock repurchases may be executed in the open market or in privately negotiated transactions. The timing and exact amount of the share repurchase will be subject to various factors, including the Company’s capital position, financial performance and market conditions.

This action follows the non-objection from the Board of Governors of the Federal Reserve System.

About Popular, Inc.

Popular, Inc. is the leading financial institution in Puerto Rico, by both assets and deposits, and ranks among the top 50 U.S. bank holding companies by assets. Founded in 1893, Banco Popular de Puerto Rico, Popular’s principal subsidiary, provides retail, mortgage and commercial banking services in Puerto Rico and the U.S. Virgin Islands. Popular also offers auto and equipment leasing and financing, investment banking, broker-dealer and insurance services through specialized subsidiaries. In the mainland United States, Popular provides retail, mortgage and commercial banking services through its New York-chartered banking subsidiary, Popular Bank, which has branches located in New York, New Jersey and Florida.

Cautionary Note Regarding Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995, including without limitation those about Popular’s business, financial condition, results of operations, plans, objectives, and future performance. These statements are not guarantees of future performance, are based on management’s current expectations and, by their nature, involve risks, uncertainties, estimates and assumptions. Potential factors, some of which are beyond the Corporation’s control, could cause actual results to differ materially from those expressed in, or implied by, such forward-looking statements. Risks and uncertainties include without limitation the effect of competitive and economic factors, and our reaction to those factors, the adequacy of the allowance for loan losses, delinquency trends, market risk and the impact of interest rate changes, capital market conditions, capital adequacy and liquidity, the effect of legal proceedings and new accounting standards on the Corporation’s financial condition and results of operations, the impact of Hurricanes Irma and Maria on us, our ability to timely and effectively consummate our acquisition and assumption of certain assets and liabilities related to Wells Fargo’s auto finance business in Puerto Rico, as well as the ability to successfully transition and integrate the business, unexpected costs, including, without limitation, costs due to exposure to any unrecorded liabilities or issues not identified during due diligence investigation of the business or that are not subject to indemnification or reimbursement, and risks that the business may suffer as a result of the transaction, including due to adverse effects on relationships with customers, employees and service providers. All statements contained herein that are not clearly historical in nature, are forward-looking, and the words “anticipate,” “believe,” “continues,” “expect,” “estimate,” “intend,” “project” and similar expressions, and future or conditional verbs such as “will,” “would,” “should,” “could,” “might,” “can,” “may” or similar expressions, are generally intended to identify forward-looking statements.

More information on the risks and important factors that could affect the Corporation’s future results and financial condition is included in our Annual Report on Form 10-K for the year ended December 31, 2017, the Quarterly Report on Form 10-Q for the quarter ended March 31, 2018 and in our Form 10-Q for the quarter ended June 30, 2018 to be filed with the SEC. Our filings are available on the Corporation’s website (www.popular.com) and on the Securities and Exchange Commission website (www.sec.gov). The Corporation assumes no obligation to update or revise any forward-looking statements or information which speak as of their respective dates.

Contacts

Popular, Inc.

Investor Relations:

Brett Scheiner, 212-417-6721

Investor Relations Officer

BScheiner@BPOP.com

or

Media Relations:

Teruca Rullán, 787-281-5170

Mobile: 917-679-3596

Senior Vice President, Corporate Communications